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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2005

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS              000-32955               04-3557612
     (State or other      (Commission File Number)    (I.R.S. Employer
      jurisdiction                                   Identification No.)
    of incorporation)

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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
 (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03   Amendments To Articles of Incorporation or Bylaws; Change in Fiscal
Year.

      On January 27, 2005, the Board of Directors amended Section 4 of Article III of the By-Laws to increase the mandatory retirement age for Directors of the Corporation from 72 to 75, effective immediately. The amendment of the By-Laws will permit incumbent Directors Eugene A. Beliveau and Byron R. Cleveland, Jr., both of whom will have passed their 72nd birthdays, to stand for re-election when their current terms expire at the 2005 Annual Meeting of Stockholders.

Item 9.01       Financial Statements and Exhibits

      (c)       Exhibits

      3(ii).1   January 27, 2005 Resolution of Board of Directors, amending
                Article III, Section 4 of By-Laws.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LSB CORPORATION


DATED:  February 01, 2005


By:     /s/ Paul A. Miller
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        Paul A. Miller
        President and Chief Financial Officer


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                                  EXHIBIT INDEX

                Exhibit No.        Description

                  3 (ii).1         Resolution of Board of Directors, amending
                                   Article III, Section 4 of By-Laws.


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